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Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND
PRINCIPAL FINANCIAL OFFICER PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        Each of Greg Strakosch and Eric Sockol hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in his capacity as Chief Executive Officer and Chief Financial Officer and Treasurer, respectively of TechTarget, Inc. (the Company), that, to his knowledge, the Quarterly Report of the Company on Form 10-Q for the period ended September 30, 2009 as filed with the Securities and Exchange Commission (the Report) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 8, 2010	By:	/s/ GREG STRAKOSCH Greg Strakosch Chief Executive Officer
Date: February 8, 2010	By:	/s/ ERIC SOCKOL Eric Sockol Chief Financial Officer and Treasurer

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  Exhibit 32.1
CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002